          -----------------------------------------------------------
                                 MORGAN STANLEY
                                  DEAN WITTER
                                  ASIA-PACIFIC
                                   FUND, INC.
          -----------------------------------------------------------


                              SEMI-ANNUAL REPORT
                                JUNE 30, 2000
                          MORGAN STANLEY DEAN WITTER
                          INVESTMENT MANAGEMENT INC.
                             INVESTMENT ADVISER


                           MORGAN STANLEY DEAN WITTER
                             ASIA-PACIFIC FUND, INC.
================================================================================
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD OF DIRECTORS

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

John D. Barrett II
DIRECTOR

Gerard E. Jones
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

Andrew McNally IV
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Samuel T. Reeves
DIRECTOR

Fergus Reid
DIRECTOR

Frederick O. Robertshaw
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
================================================================================
INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019
================================================================================
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
---------

For the six months ended June 30, 2000, the Morgan Stanley Dean Witter Asia-Pacific Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -3.09% compared to -8.23% for its benchmark (described below). For the period from the Fund's commencement of operations on August 2, 1994 through June 30, 2000, the Fund's total return, based on net asset value per share, was 24.50% compared with -6.26% for the benchmark. The benchmark for the Fund is comprised of two Morgan Stanley Capital International (MSCI) indices; Japan and All- Country Asia-Pacific Free ex-Japan, with each index weighted equally. On June 30, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $10 3/16, representing a 30.9% discount to the net asset value per share.

ASIA EX-JAPAN

Markets globally continued to be volatile as higher inflation data in the U.S. and a subsequent 0.5% rate hike by the Federal Reserve made equity investors nervous about the prospects of a hard landing in the U.S. Asian ex-Japan markets continued to slide lower and the high-performing technology and telecom stocks corrected significantly from their highs in March this year. The markets began to stabilize towards the end of the second quarter as the Federal Reserve kept interest rates on hold in June and economic data releases pointed to a slow down in the U.S. economy.

The Korean market, which underperformed broader Asian markets in the first quarter of 2000, was among the best performing markets in the second quarter of 2000. Although, at one point the market touched a 12-month low as domestic retail investors and institutions sold down equities heavily. However, strong policy action and several positive postures by the government, including the injection of public funds into the ailing investment trust companies, helped the market to bounce back strongly. In addition, the Hyundai Group's implementation of an aggressive restructuring plan to induce foreign capital and dissolve control by the founding family, as well as a re-capitalization plan of its investment trust company, were viewed positively by investors. With respect to the restructuring of the defunct Daewoo Group, preliminary bids were submitted by potential strategic investors for Daewoo Motors with the highest bid coming in well above market expectations. With foreign portfolio investment inflows in the second quarter of 2000 and growing foreign direct investment (FDI), the Korean Won continued to show strength. One of the government measures to calm financial markets was the implementation of the second tranche of the bond stabilization plan worth 10 trillion Won to soak up some of the supply from illiquid bond markets. Based on new demand sources and waning redemptions at investment trust companies which resulted in forced sells in the first quarter of 2000, benchmark bond yields started to trend down to wards the latter half of the second quarter of 2000. The monumental summit between the leaders of the two Koreas did not have much impact on the stock market. We continue to retain an extremely positive stance on Korea with our portfolio anchored in blue chips like Samsung Electronics and Korea Telecom.

While Taiwan was the best performing market in the first quarter of 2000, it was among the worst performing in the second quarter of 2000. Although part of this underperformance came from a generic sell-off in technology related shares globally, much of this was due to diminishing domestic investor confidence and confusion over the domestic policy moves of the new DPP government. There were indications from the government that taxes would be introduced to hi-tech companies, which traditionally paid little or no tax. Technology companies in Taiwan, especially in the semiconductor sector, have enjoyed significant tax advantages while the financial and other traditional sector companies have been fully taxed. These feelers are perhaps the first steps towards rationalization of the taxation system and attempts to bridge the fiscal deficit, which has become bloated. We think that investors are likely to be cautious in the long term towards the Taiwanese technology sector and analysts are likely to start incorporating taxation anomalies in valuations. The new President has done much to help calm cross-strait relations and it seems that the worst is behind us.

Hong Kong was a weak performer in the second quarter of 2000, but the market managed to recover toward the end of the second quarter of 2000 as investors became increasingly comfortable with a soft landing scenario in the U.S. There was increased interest in Hong Kong companies benefiting from growth momentum in China. GDP growth rates in Hong Kong have been running ahead of expectations for the last two quarters. With a benign outlook for interest rates and a recent well-bided land auction, demand is returning to the Hong Kong residential market. Although growth rates are heady, Hong Kong's recovery has probably had its best quarter and growth is likely to be slower in 2001 with deflation continuing to be a problem. Hutchison Whampoa, our biggest position in Hong Kong, continues to be in the limelight with its foray into 3G in the United Kingdom and its attractive mobile telecom assets in the U.S. Our positive stance on global exports and supply logistics leader, Li & Fung, performed very well this year.

China has been the star among Asian markets this year and the market continued to do extremely well in the second quarter. While there have been substantial portfolio inflows into China following the increased weighting in the MSCI indexes, positive macroeconomic news flow from China continues to keep sentiment very strong. Economic growth in China, which had been decelerating for the last 7 years, is now showing impressive cyclical revival. GDP growth for the first half of this year was over 8%. Consumer spending in China has started to pick up and with exports continuing to stay robust, the quality of growth is also changing for the better. Political risks from Taiwan-China relations have diminished considerably after the new Taiwanese President delivered a friendly inauguration speech in May. The U.S. Senate is expected to approve PNTR (Permanent Normal Trade Relations) with China. Indications from listed corporate companies in China lead us to believe that corporate results for the first half of 2000 are likely to exceed expectations. China has stated plans to open up the A-share market, which when combined with the listed H-shares and red chips, would make China the biggest stock market in Asia after Japan in the next few years. We have been adding to the China weighting in the Fund, but the lack of liquid and attractively priced investible ideas is a constraint in constructing a broad-based portfolio. The current Index constituents are very skewed and top heavy with China Mobile making up almost 60% of the China Index. We managed to increase exposure to the growing mobile telecom sector by participating in the highly successful listing of China Unicom, the second biggest mobile communication services company in China.

The Indian market witnessed a huge increase in weighting for the TMT (Technology, Media & Telecom) sector but it has been volatile in line with the gyrations of the NASDAQ. Although data on industrial production over the last few months demonstrated strength in the cyclical upswing of the economy, the high fiscal deficit numbers continue to be a looming concern. An incremental foreign portfolio inflow is a function of the perceived success of the government's privatization program. We continue to favor high growth software services stocks like Infosys Technologies, NIIT and SSI as these companies are increasing market share in the global IT services market with their smooth execution and cost competitiveness.

Singapore has been a relative laggard this year but the underlying economic fundamentals continue to stay strong. GDP growth in the second quarter was over 7.7%, much higher than consensus estimates. New U.S. orders for electronics, a key leading indicator for Singapore exports, have shown strong growth in the last few quarters. In addition, the recovery in Japan and increase in intra-Asian trade are creating impressive new demands for Singapore exports.

Over the medium term, we believe that a soft landing in the U.S. will ease off interest rate fears in Asia and refocus attention on some of the inexpensive growth stocks, especially in South Korea. China's strong recovery and entry into the World Trade Organization later this year will keep sentiment on China stocks buoyant through the rest of the year. We think that future performance will depend on judicious stock selection, as the gap between the winners and losers continues to widen.

JAPAN

Encouraging evidence of a meaningful economic recoverybegan to emerge during the second quarter 2000. GDP growth for the January - March period showed Japan's economy growing at a 10% annualized rate, while the latest Tankan survey confirmed a strong positive trend for the Large Manufacturing Diffusion Index, at the highest level during the last 3 years. Capital expenditures at these Large Manufacturers was announced to increase by over 11.3% in 2000, centering on information technology (IT) investments. This is a result of a 10 trillion yen free cash flow generated by Japanese corporations which are now bearing the fruits of restructuring. In addition, corporate profits for non-financial Tokyo Stock Exchange first section companies for fiscal year March 2000 rose 26% in aggregate versus the consensus estimate of 21%. The "0%" interest rate environment as well as the recovery in Asian economies during this year also contributed positively to these bright statistics. Signs of more robust consumption were also evidenced by June automobile sales which jumped 8.5%, year-over-year.

Despite the above mentioned factors, the stock market was generally weak during this review period and at one point fell to levels last seen in June 1999. Reasons for the weakness included fears that Greenspan would prevail and therefore exports to the U.S. would slow; volatility and sharp declines of the NASDAQ and the virtual collapse of leading "New" economy Japanese stocks such as Hikari Tsushin, Softbank and NTT DoCoMo which were the bell-cows of 1999's Japanese equity market. Foreign investors, particularly momentum players and sector funds, became large net sellers. The ill-timed change in 30 constituents of the Nikkei 225 at the peak of NASDAQ volatility further confused any potential buyers, particularly Japanese individual investors. The Fund, however, performed well as many of our holdings were reasonably valued versus the overall market. The key assumption to our outlook is that the U.S. will have a "soft landing" and that Japan's economic recovery will become self sustaining during the second half of 2000. Japan's Government leaders are expected to use the July Summit in Okinawa as a means of show-casing concrete plans for a self sustaining recovery and will pledge to continue Mr. Obuchi's plan for a domestic led recovery.

Many Japanese companies, as mentioned earlier, are beginning to generate free cash flow and IT spending as a percent of CAPEX is expected to grow significantly during the next year. In fact, the Japanese Government actually created a new "Minister of Information Technology" within the ruling cabinet. Global demand for Japan's digital products is also expected to contribute to corporate earnings where companies have become highly geared to top line growth.

We expect earnings surprises because of this gearing in earnings.

Finally, we believe a modest rise in interest rates will actually be positive to spur consumption and accelerate restructuring, an event that the BOJ has hinted at for several months. We expect to maintain the current holdings in select world class technology companies, eco-nomic sensitive stocks and deep value cyclicals.

Sincerely,

/s/ Harold J. Schaaff, Jr.

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

July 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.
--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/im.

MORGAN STANLEY DEAN WITTER ASIA-PACIFIC FUND, INC.
INVESTMENT SUMMARY AS OF JUNE 30, 2000 (UNAUDITED)
================================================================================

HISTORICAL
INFORMATION                                                            TOTAL RETURN(%)
                                             ------------------------------------------------------------------
                                                MARKET VALUE(1)      NET ASSET VALUE(2)          INDEX(3)
                                             --------------------   -------------------------------------------
                                                          AVERAGE                AVERAGE                AVERAGE
                                             CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL
                                             ----------   -------   ----------   -------   ----------   -------
                    YEAR TO DATE              -13.46%         --       -3.09%        --      -8.23%         --
                    ONE YEAR                    6.56        6.56%      28.35      28.35%     11.80       11.80%
                    FIVE YEAR                   8.57        1.66       31.47       5.62       1.23        0.24
                    SINCE INCEPTION*          -13.94       -2.51       24.50       3.77      -6.26       -1.09

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[CHART]

                                                     YEARE ENDED DECEMBER 31,                             SIX MONTHS
                                                                                                             ENDED
                                                                                                            JUNE 30,
                                    1994*        1995        1996        1997        1998        1999        2000
                                   -------      -------    -------      -------     -------     -------    ---------
Net Asset Value Per Share .......  $13.20       $14.34     $11.95        $8.77      $8.73       $15.26        $14.74
Market Value Per Share ..........  $12.25       $13.33     $ 9.75        $7.44      $7.00       $11.81        $10.19
Premium/(Discount) ..............    -7.2%        -7.0%     -18.4%       -15.2%     -19.8%       -22.6%        -30.9%
Income Dividends ................  $ 0.04       $ 0.05     $ 0.61        $0.02      $0.01       $ 0.04        $ 0.03
Capital Gains Distribution ......  $ 0.01       $ 0.02         --           --         --           --            --
Fund Total Return (2) ...........   -5.94%        9.24%     -2.87%+     -26.36%     -0.34%       75.39%        -3.09%
Index Total Return (3) ..........   -5.24%        2.88%     -3.63%      -29.55%     -0.30%       54.79%        -8.23%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The benchmark for investment performance is comprised of two Morgan Stanley Capital International (MSCI) indices; Japan and All-Country Asia-Pacific Free ex-Japan with each index weighted equally.
 *  The Fund commenced operations on August 2, 1994.
 + This return does not include the effect of the rights issued in connection with the Rights Offering.

Morgan Stanley Dean Witter Asia-Pacific Fund, Inc.
Portfolio Summary as of June 30, 2000 (Unaudited)
================================================================================
DIVERSIFICATION OF TOTAL INVESTMENTS

[CHART]

Equity Securities                  (98.0%)
Short-Term Investments              (2.0%)

--------------------------------------------------------------------------------
INDUSTRIES

[CHART]

Banks                                                    (5.5%)
Computers & Peripherals                                  (8.7%)
Diversified Financials                                   (4.6%)
Diversified Telecommunication Services                   (4.7%)
Electronic Equipment & Instruments                       (7.6%)
Household Durables                                       (6.2%)
Leisure Equipment & Products                             (3.7%)
Machinery                                                (6.3%)
Pharmaceuticals                                          (3.6%)
Semiconductor Equipment & Products                      (10.1%)
Other                                                   (39.0%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

[CHART]

Australia                               (7.3%)
China                                   (2.8%)
Hong Kong                               (9.0%)
India                                   (5.6%)
Japan                                  (49.1%)
Malaysia                                (2.5%)
Singapore                               (4.2%)
South Korea                             (8.3%)
Taiwan                                  (8.0%)
Thailand                                (0.9%)
Other                                   (2.3%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                                     PERCENT OF
                                                                     NET ASSETS
                                                                    ------------
 1.  Samsung Electronics (South Korea)                                  3.7%
 2.  Hutchison Whampoa Ltd. (Hong Kong)                                 2.4
 3.  Fujitsu Ltd. (Japan)                                               1.9
 4.  NEC Corp. (Japan)                                                  1.9
 5.  Taiwan Semiconductor Manufacturing (Taiwan)                        1.9
 6.  Nintendo Co., Ltd. (Japan)                                         1.9
 7.  Sony Corp. (Japan)                                                 1.7
 8.  TDK Corp. (Japan)                                                  1.7
 9.  Toshiba Corp. (Japan)                                              1.6
10.  Infosys Technologies Ltd. (India)                                  1.6
                                                                       ----
                                                                       20.3%
                                                                       ====

* EXCLUDES SHORT-TERM INVESTMENTS.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
---------
JUNE 30, 2000

                                                                      VALUE
                                                         SHARES       (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.6%)
(UNLESS OTHERWISE NOTED)
--------------------------------------------------------------------------------
AUSTRALIA (7.3%)
AIRLINES
Qantas Airlines                                          932,300   U.S.$  1,882
                                                                   -------------
BANKS
Commonwealth Bank of Australia                           137,100          2,267
National Australia Bank Ltd.                             299,450          4,989
Westpac Banking Corp., Ltd.                              557,550          4,013
                                                                   -------------
                                                                         11,269
                                                                   -------------
BEVERAGES
Foster's Brewing Group Ltd.                              908,000          2,549
                                                                   -------------
COMMERCIAL SERVICES & SUPPLIES
Davnet Ltd.                                            1,027,200            773
                                                                   -------------
COMPUTERS & PERIPHERALS
(a)Securenet Ltd.                                        225,000          1,239
                                                                   -------------
DIVERSIFIED FINANCIALS
Lend Lease Corp., Ltd.                                   246,300          3,135
                                                                   -------------
DIVERSIFIED TELECOMMUNICATION SERVICES
(a)AAPT Ltd.                                             505,048          1,653
(a)Macquarie Corporate
Telecommunications Holdings Ltd.                         544,200            666
Telstra Corp. Ltd. (Installment Receipts)                676,500          1,536
Telstra Corp., Ltd.                                      924,600          3,744
                                                                   -------------
                                                                          7,599
                                                                   -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
E.R.G. Ltd.                                              355,560          2,754
                                                                   -------------
HEALTH CARE PROVIDERS & SERVICES
Sonic Healthcare Ltd.                                    242,000            994
                                                                   -------------
INDUSTRIAL CONGLOMERATES
Brambles Industries Ltd.                                  76,550          2,347
                                                                   -------------
MEDIA
News Corp., Ltd.                                         883,350         12,134
                                                                   -------------
METALS & MINING
Broken Hill Proprietary Co., Ltd.                        665,150          7,846
Normandy Mining Ltd.                                   2,501,600          1,345
Rio Tinto Ltd.                                           429,750          7,089
                                                                   -------------
                                                                         16,280
                                                                   -------------
PHARMACEUTICALS
CSL Ltd.                                                 117,800          2,324
                                                                   -------------
SOFTWARE
(a)Solution 6 Holdings Ltd.                              266,750            518
                                                                   -------------
                                                                         65,797
                                                                   -------------
--------------------------------------------------------------------------------
CHINA (2.8%)
COMMERCIAL SERVICES & SUPPLIES
Cosco Pacific Ltd.                                     1,472,000          1,161
                                                                   -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
Great Wall Technology Co., Ltd.                        2,717,000          1,882
                                                                   -------------
HOUSEHOLD DURABLES
(a)TCL International                                   1,918,000            701
                                                                   -------------
INDUSTRIAL CONGLOMERATES
China Merchants Holdings
International Co. Ltd.                                 1,302,000            894
                                                                   -------------
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
(a)China Telecom Ltd.                                  1,548,000         13,652
(a)China Unicom                                        3,286,000          6,976
                                                                   -------------
                                                                         20,628
                                                                   -------------
                                                                         25,266
                                                                   -------------
--------------------------------------------------------------------------------
HONG KONG (9.0%)
AIRLINES
Cathay Pacific Airways                                 1,529,000          2,834
                                                                   -------------
BANKS
Dao Heng Bank Group Ltd.                                 211,000            934
Hang Seng Bank Ltd.                                      226,500          2,150
                                                                   -------------
                                                                          3,084
                                                                   -------------
BROADCASTING & CABLE TV
(a)Phoenix Satellite TV                                2,000,000            278
                                                                   -------------
COMPUTERS & PERIPHERALS
Legend Holdings Ltd.                                   2,322,000          2,249
                                                                   -------------
DIVERSIFIED FINANCIALS
Hutchison Whampoa Ltd.                                 1,742,950         21,911
Swire Pacific Ltd. 'A'                                   741,600          4,338
                                                                   -------------
                                                                         26,249
                                                                   -------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Cable & Wireless Ltd.                                  3,405,900          7,493
                                                                   -------------
ELECTRICAL EQUIPMENT
Johnson Electric Holdings Ltd.                           275,000          2,602
                                                                   -------------
GAS UTILITIES
Hong Kong & China Gas Co., Ltd.                        2,018,500          2,266
                                                                   -------------
INDUSTRIAL CONGLOMERATES
Citic Pacific Ltd.                                       181,000            947
                                                                   -------------
INTERNET SOFTWARE & SERVICES
(a)chinadotcom corp.                                      41,200            841
Sino-i.com Ltd.                                        6,295,000            287
(a)Timeless Software Ltd.                              2,568,000          1,161
                                                                   -------------
                                                                          2,289
                                                                   -------------
MEDIA
Asia Satellite Telecom Holdings                          606,000          2,072
Television Broadcasts Ltd.                               382,000          2,548
                                                                   -------------
                                                                          4,620
                                                                   -------------
REAL ESTATE
Cheung Kong (Holdings) Ltd.                              864,000          9,559
Hong Kong Land Holdings Ltd.                             572,000            915
Sino Land Co.                                          2,899,000          1,023
Sun Hung Kai Properties Ltd.                             922,000          6,623
                                                                   -------------
                                                                         18,120
                                                                   -------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
ASM Pacific Technology                                   350,000          1,311
                                                                   -------------
TEXTILES & APPAREL
Li & Fung Ltd.                                         1,100,000          5,503
                                                                   -------------
WIRELESS TELECOMMUNICATION SERVICES
Smartone Telecommunications                              191,000            423
                                                                   -------------
                                                                         80,268
                                                                   -------------
--------------------------------------------------------------------------------
INDIA (5.0%)
AUTOMOBILES
Hero Honda Ltd.                                           66,008          1,460
                                                                   -------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                      VALUE
                                                         SHARES       (000)
--------------------------------------------------------------------------------
INDIA (CONTINUED)
CHEMICALS
Grasim Co.                                               150,000   U.S.$    962
                                                                   -------------
COMMERCIAL SERVICES & SUPPLIES
Aptech Ltd.                                              164,800          3,122
                                                                   -------------
COMPUTERS & PERIPHERALS
Digital Equipment (India) Ltd.                           108,322          1,741
                                                                   -------------
CONSTRUCTION MATERIALS
Associated Cement Co., Ltd.                                  110             --@
Gujarat Ambuja Cements                                   255,000          1,114
                                                                   -------------
                                                                          1,114
                                                                   -------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Mahanagar Telephone Nigam Ltd.                           468,127          2,250
Videsh Sanchar Nigam Ltd.                                 75,810          2,054
                                                                   -------------
                                                                          4,304
                                                                   -------------
ELECTRICAL EQUIPMENT
Bharat Heavy Electricals Ltd.                            450,200          1,346
Sterlite Industries                                      126,750          2,365
                                                                   -------------
                                                                          3,711
                                                                   -------------
GAS UTILITIES
Gas Authority of India                                   135,000            911
                                                                   -------------
IT CONSULTING & SERVICES
(a)HCL Technologies Ltd.                                  34,750          1,003
Infosys Technologies Ltd.                                 78,150         14,560
NIIT Ltd.                                                 56,000          2,772
(a)Ramco Sysytems Ltd                                     23,400            802
(a,b)SSI Ltd. GDR                                        105,000            688
                                                                   -------------
                                                                         19,825
                                                                   -------------
MACHINERY
Escorts Ltd.                                             180,000            570
                                                                   -------------
MEDIA
ZEE Telefilms Ltd.                                        99,000            994
                                                                   -------------
METALS & MINING
Tata Iron & Steel Co., Ltd.                                1,949              5
                                                                   -------------
PHARMACEUTICALS
Ranbaxy Laboratories Ltd.                                 68,000            878
                                                                   -------------
ROAD & RAIL
Container Corp. of India Ltd.                            350,000          1,348
                                                                   -------------
SOFTWARE
Leading Edge Systems Ltd.                                  8,250            163
Mastek Ltd.                                                1,800             65
PSI Data Systems Ltd.                                     31,785            615
Software Solution Integrated Ltd.                         26,000          1,657
Tata Infotech Ltd.                                            25             --@
                                                                   -------------
                                                                          2,500
                                                                   -------------
TEXTILES & APPAREL
(a,c)Shopper Stop                                        324,100          1,161
                                                                   -------------
TOBACCO
ITC Ltd.                                                  14,900            265
                                                                   -------------
                                                                         44,871
                                                                   -------------
--------------------------------------------------------------------------------
INDONESIA (0.2%)
DIVERSIFIED TELECOMMUNICATION SERVICES
Telekomunikasi Indonesia ADR                             208,356          1,446
                                                                   -------------
TOBACCO
Gudang Garam                                             294,000            475
                                                                   -------------
                                                                          1,921
                                                                   -------------
--------------------------------------------------------------------------------
JAPAN (49.1%)
AUTO COMPONENTS
Nifco, Inc.                                              375,000          4,784
                                                                   -------------
AUTOMOBILES
Nissan Motor Co.                                       1,180,000          6,948
Suzuki Motor Corp., Ltd.                                 430,000          5,542
Toyota Motor Corp.                                       212,000          9,647
                                                                   -------------
                                                                         22,137
                                                                   -------------
BANKS
Bank of Tokyo-Mitsubishi,  Ltd.                           85,000          1,026
                                                                   -------------
BUILDING PRODUCTS
Sanwa Shutter Corp., Ltd.                                642,000          2,081
                                                                   -------------
CHEMICALS
Daicel Chemical Industries Ltd.                        1,220,000          3,931
Kaneka Corp.                                             829,000          9,130
Lintec Corp.                                             413,000          4,300
Mitsubishi Chemical Industries                           920,000          3,770
Shin-Etsu Polymer Co., Ltd.                              637,000          5,269
                                                                   -------------
                                                                         26,400
                                                                   -------------
COMMERCIAL SERVICES & SUPPLIES
Dai Nippon Printing Co., Ltd.                            413,000          7,272
Nissha Printing Co., Ltd.                                105,000            725
                                                                   -------------
                                                                          7,997
                                                                   -------------
COMPUTERS & PERIPHERALS
Fujitsu Ltd.                                             505,000         17,461
Mitsumi Electric Co., Ltd.                               306,000         11,243
NEC Corp.                                                554,000         17,380
Toshiba Corp.                                          1,301,000         14,671
                                                                   -------------
                                                                         60,755
                                                                   -------------
CONSTRUCTION & ENGINEERING
Kurita Water Industries Ltd.                             295,000          6,489
                                                                   -------------
DISTRIBUTORS
Nissei Sangyo                                            165,000          2,409
                                                                   -------------
DIVERSIFIED FINANCIALS
Hitachi Credit Corp.                                     383,400         10,367
                                                                   -------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Nippon Telephone & Telegraph Corp.                           932         12,380
                                                                   -------------
ELECTRIC UTILITIES
Tokyo Electric Power                                     162,000          3,945
                                                                   -------------
ELECTRICAL EQUIPMENT
Furakawa Electric Co.                                    268,000          5,593
Kyudenko Co., Ltd.                                       380,000          1,142
                                                                   -------------
                                                                          6,735
                                                                   -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
Hitachi Ltd.                                             955,000         13,765
Kyocera Corp.                                             70,000         11,864
Ryosan Co., Ltd.                                         173,000          3,912
TDK Corp.                                                104,000         14,932
                                                                   -------------
                                                                         44,473
                                                                   -------------
FOOD & DRUG RETAILING
Family Mart Co., Ltd.                                    142,200          5,466
                                                                   -------------
FOOD PRODUCTS
House Foods Corp.                                        147,000          2,271
Nippon Meat Packers, Inc.                                278,000          4,060
                                                                   -------------
                                                                          6,331
                                                                   -------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                      VALUE
                                                         SHARES       (000)
--------------------------------------------------------------------------------
JAPAN (CONTINUED)
HOUSEHOLD DURABLES
Aiwa Co., Ltd.                                           169,800   U.S.$  2,716
Casio Computer Co., Ltd.                                 617,000          6,917
Matsushita Electric Industrial Co., Ltd.                 481,000         12,462
Rinnai Corp.                                             180,700          4,026
Sangetsu Co., Ltd.                                       137,000          2,259
Sekisui Chemical Co.                                   1,043,000          4,009
Sekisui House Ltd.                                       655,000          6,054
Sony Corp.                                               173,000         16,135
                                                                   -------------
                                                                         54,578
                                                                   -------------
LEISURE EQUIPMENT & PRODUCTS
Fuji Photo Film Ltd.                                     284,000         11,612
Nintendo Co., Ltd.                                        96,000         16,750
Yamaha Corp.                                             432,000          4,717
                                                                   -------------
                                                                         33,079
                                                                   -------------
MACHINERY
Amada Co., Ltd.                                          712,000          6,037
Daifuku Co., Ltd.                                        651,000          7,212
Daikin Kogyo Co.                                         475,000         11,031
Fuji Machine Co.                                         184,500          9,682
Fujitec Co., Ltd.                                        420,000          3,652
Minebea Co., Ltd.                                        540,000          6,766
Mitsubishi Heavy Industries Ltd.                       1,600,000          7,085
Tsubakimoto Chain Co.                                    832,000          4,233
                                                                   -------------
                                                                         55,698
                                                                   -------------
MARINE
Mitsubishi Logistics Corp.                               260,000          2,351
OFFICE ELECTRONICS                                                 -------------
Canon, Inc.                                              289,000         14,376
Ricoh Co., Ltd.                                          606,000         12,817
                                                                   -------------
                                                                         27,193
                                                                   -------------
PHARMACEUTICALS
Ono Pharmaceutical Co., Ltd.                             209,000          8,959
Sankyo Co., Ltd.                                         397,000          8,957
Yamanouchi Pharmaceutical Co., Ltd.                      202,000         11,019
                                                                   -------------
                                                                         28,935
                                                                   -------------
REAL ESTATE
Keihanshin Real Estate Co.                               164,000            533
Mitsubishi Estate Co., Ltd.                              422,000          4,962
                                                                   -------------
                                                                          5,495
                                                                   -------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
Rohm Co., Ltd.                                            31,000          9,054
                                                                   -------------
                                                                        440,158
                                                                   -------------
--------------------------------------------------------------------------------
MALAYSIA (2.5%)
BANKS
Commerce Asset Holding Bhd                               286,000            828
Malayan Banking Bhd                                    1,138,000          4,612
Public Bank Bhd                                        2,532,000          2,332
                                                                   -------------
                                                                          7,772
                                                                   -------------
BEVERAGES
Carlsberg Brewery (Malaysia) Bhd                         589,000          1,984
                                                                   -------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Telekom Malaysia Bhd                                     877,000          3,023
                                                                   -------------
ELECTRIC UTILITIES
Tenaga Nasional Bhd                                      449,000          1,465
                                                                   -------------
HOTELS RESTAURANTS & LEISURE
Resorts World Bhd                                        542,000          1,483
Tanjong plc                                              651,000          1,559
                                                                   -------------
                                                                          3,042
                                                                   -------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
Malaysian Pacific Industries Bhd                         199,000          2,043
                                                                   -------------
TOBACCO
British American Tobacco Bhd                             192,000          1,566
                                                                   -------------
WIRELESS TELECOMMUNICATION SERVICES
(a)Digi.Com Bhd                                          901,000          1,648
                                                                   -------------
                                                                         22,543
                                                                   -------------
--------------------------------------------------------------------------------
NEW ZEALAND (0.3%)
DIVERSIFIED TELECOMMUNICATION SERVICES
Telecom Corp. of New Zealand Ltd.                        671,100          2,346
                                                                   -------------
--------------------------------------------------------------------------------
SINGAPORE (4.2%)
AIRLINES
(a)SIA Engineering Company Ltd.                          671,000            753
Singapore Airlines Ltd.                                  448,000          4,435
                                                                   -------------
                                                                          5,188
                                                                   -------------
BANKS
DBS Group Holdings Ltd.                                  629,979          8,096
Oversea-Chinese Banking Corp., Ltd. (Foreign)            607,700          4,186
Overseas Union Bank Ltd. 'F'                             356,210          1,381
                                                                   -------------
                                                                         13,663
                                                                   -------------
COMPUTERS & PERIPHERALS
Natsteel Electronics Ltd.                                405,000          1,243
                                                                   -------------
DIVERSIFIED FINANCIALS
Keppel Corp.,  Ltd.                                      572,000          1,238
                                                                   -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
Omni Industries Ltd.                                     594,000            980
Venture Manufacturing Ltd.                               279,000          2,842
                                                                   -------------
                                                                          3,822
                                                                   -------------
MARINE
(a)Neptune Orient Lines                                  688,000            637
Sembcorp Logistics Ltd.                                  378,200          2,124
                                                                   -------------
                                                                          2,761
                                                                   -------------
MEDIA
Singapore Press Holdings Ltd.                            315,600          4,933
                                                                   -------------
REAL ESTATE
City Developments Ltd.                                   297,000          1,152
                                                                   -------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
(a)Chartered Semiconductor                               330,000          2,885
(a)ST Assembly Test Services                             300,000            771
                                                                   -------------
                                                                          3,656
                                                                   -------------
                                                                         37,656
                                                                   -------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                      VALUE
                                                         SHARES       (000)
--------------------------------------------------------------------------------
SOUTH KOREA (8.3%)
BANKS
Housing & Commercial Bank                                137,566   U.S.$  3,220
Housing & Commercial Bank GDR                              7,400            165
Kookmin Bank                                             169,731          2,162
Shinhan Bank Co. Ltd. (Foreign)                          212,330          1,999
                                                                   -------------
                                                                          7,546
                                                                   -------------
COMMUNICATIONS EQUIPMENT
LG Information & Communication Ltd.                        6,910            388
(a)Locus Corp.                                             7,860            638
Teleson Electronics Co., Ltd.                             94,750          1,007
                                                                   -------------
                                                                          2,033
                                                                   -------------
DIVERSIFIED FINANCIALS
Dongwon Securities Co.                                    28,715            207
                                                                   -------------
DIVERSIFIED TELECOMMUNICATION SERVICES
(a)Korea Telecom Corp.                                     3,080            271
Korea Telecom Corp., ADR                                  66,200          3,203
                                                                   -------------
                                                                          3,474
                                                                   -------------
ELECTRIC UTILITIES
Korea Electric Power Corp. ADR                           225,600          4,160
                                                                   -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
(a)Communication Network Interface Inc.                   72,530            400
(a)Humax Co., Ltd.                                        92,400          1,280
Prochips Technology Inc.                                  95,685            378
Samsung Electro-Mechanics Co.                             53,161          3,333
                                                                   -------------
                                                                          5,391
                                                                   -------------
FOOD PRODUCTS
Tongyang Confectionery Co.                                31,030            675
                                                                   -------------
INTERNET & CATALOG RETAIL
LG Home Shopping Inc.                                     12,250          1,165
                                                                   -------------
MEDIA
Cheil Communications Inc.                                 16,960          2,213
CJ39 Shopping                                             21,850            715
                                                                   -------------
                                                                          2,928
                                                                   -------------
METALS & MINING
Pohang Iron & Steel Ltd. ADR                              69,100          1,658
                                                                   -------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
Hyundai Electronics Industries Co.                        68,357          1,349
Samsung Electronics                                      100,317         33,198
                                                                   -------------
                                                                         34,547
                                                                   -------------
WIRELESS TELECOMMUNICATION SERVICES
Korea Telecom Freetel                                     15,170          1,011
SK Telecom Co., Ltd.                                       4,610          1,509
SK Telecom Co., Ltd. ADR                                 233,000          8,461
                                                                   -------------
                                                                         10,981
                                                                   -------------
                                                                         74,765
                                                                   -------------
--------------------------------------------------------------------------------
TAIWAN (8.0%)
BANKS
(a)Chinatrust Commercial Bank                          1,278,000          1,111
Taishin International Bank                             2,016,520          1,293
United World Chinese Commercial Bank                     962,000            914
                                                                   -------------
                                                                          3,318
                                                                   -------------
CHEMICALS
Nan Ya Plastic Corp.                                   1,705,290          3,441
                                                                   -------------
COMMUNICATIONS EQUIPMENT
(a)Accton Technology Corp.                                42,000             94
(a)Microelectronics Technology                           284,400            944
                                                                   -------------
                                                                          1,038
                                                                   -------------
COMPUTERS & PERIPHERALS
Acer Peripherals Inc.                                    812,352          2,300
(a)Acer, Inc.                                            432,000            808
Advantech Co. Ltd.                                       209,300          1,110
Asustek Computer, Inc.                                   495,040          4,092
Compal Electronics                                       559,763          1,376
(a)ProMos Technologies Inc                               183,000            742
(a)Ritek Incorporation                                   189,750            760
                                                                   -------------
                                                                         11,188
                                                                   -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
Ambit Microsystems Corp.                                  85,000            844
Delta Electronic Industrial                              525,000          2,486
(a)Hon Hai Precision Industry                            492,200          4,454
Universal Scientific IND                                 369,600            902
                                                                   -------------
                                                                          8,686
                                                                   -------------
FOOD & DRUG RETAILING
President Chain Store Corp.                              349,000          1,306
                                                                   -------------
INTERNET SOFTWARE & SERVICES
(a)GigaMedia Ltd.                                         14,600            177
                                                                   -------------
METALS & MINING
China Steel Corp.                                      1,691,000          1,156
                                                                   -------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
(a)Advanced Semiconductor Engineering, Inc.              617,000          1,888
(a)ASE Test Ltd.                                          35,200          1,036
(a)Macronix International                                510,760          1,280
(a)Siliconware Precision Industries Co.                  926,000          2,079
(a)Siliconware Precision Industries Co. ADR              145,800          1,349
(a)Taiwan Semiconductor Manufacturing Co., Ltd.        3,557,120         16,903
United Micro Electronics Corp., Ltd.                   4,261,400         11,858
(a)Winbond Electronics Corp.                           1,097,560          3,179
                                                                   -------------
                                                                         39,572
                                                                   -------------
TEXTILES & APPAREL
Far Eastern Textile Ltd.                               1,053,040          1,309
(a,b)Far Eastern Textile Ltd. GDR                          7,100             89
                                                                   -------------
                                                                          1,398
                                                                   -------------
                                                                         71,280
                                                                   -------------
--------------------------------------------------------------------------------
THAILAND (0.9%)
BANKS
Thai Farmers Bank Ltd. (Foreign)                       1,611,600          1,358
                                                                   -------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                      VALUE
                                                         SHARES       (000)
--------------------------------------------------------------------------------
THAILAND (CONTINUED)
CONSTRUCTION MATERIALS
(a)Siam City Cement Public Co., Ltd. (Foreign)           251,933   U.S.$    952
                                                                   -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
Delta Electronics Public Co., Ltd. (Foreign)             201,316          1,418
                                                                   -------------
MEDIA
BEC World Public Co., Ltd. (Foreign)                     143,500            857
                                                                   -------------
REAL ESTATE
(a)Golden Land Property Development Public Co., Ltd.   2,849,000            422
                                                                   -------------
WIRELESS TELECOMMUNICATION SERVICES
(a)Advanced Info. Services Public Co., Ltd. (Foreign)    207,000          2,578
(a)Total Access Communication                             81,800            329
                                                                   -------------
                                                                          2,907
                                                                   -------------
                                                                          7,914
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost U.S.$673,038)                                                     874,785
                                                                   -------------
--------------------------------------------------------------------------------
MUTUAL FUNDS (0.6%)
--------------------------------------------------------------------------------
INDIA (0.6%)
MUTUAL FUNDS
(d)Morgan Stanley Growth Fund                         19,448,100          5,161
(Cost U.S.$3,689)                                                  -------------
--------------------------------------------------------------------------------

                                                         NO. OF
                                                        WARRANTS
--------------------------------------------------------------------------------
WARRANTS (0.0%)
THAILAND (0.0%)
BANKS
(a)Siam Commercial Bank Public Co., Ltd.,
expiring 5/10/02
(Cost U.S.$136)                                        1,727,300            203
                                                                   -------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.7%)
--------------------------------------------------------------------------------
UNITED STATES (1.7%)
REPURCHASE AGREEMENT
Chase Securities Inc., 6.15%, dated 6/31/00,
due 7/03/00, to be repurchased at U.S.$15,819,
collateralized by U.S.$16,760 United States
Treasury Note, 5.50%, valued at U.S.$16,160
(Cost U.S.$15,811)                                        15,811         15,811
                                                                   -------------
--------------------------------------------------------------------------------
                                                            FACE
                                                          AMOUNT       VALUE
                                                           (000)       (000)
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.2%)
Indian Rupee                                        INR      600   U.S.$     13
Japanese Yen                                        JPY   99,983            942
Malaysian Ringgit                                   MYR    3,209            845
Singapore Dollar                                    SGD       25             14
South Korean Won                                    KRW    3,871              4
Taiwan Dollar                                       TWD    4,925            160
Thai Baht                                           THB      629             16
--------------------------------------------------------------------------------
TOTAL FOREIGN CURRENCY
(Cost U.S.$1,995)                                                         1,994
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
(Cost U.S.$694,669)                                                     897,954
                                                                   -------------
--------------------------------------------------------------------------------
OTHER ASSETS (0.4%)
Cash                                               U.S.$      45
Receivable for Investments Sold                            1,503
Dividends Receivable                                       1,091
Foreign Withholding Tax Reclaim Receivable                    47
Interest Receivable                                           3
Other                                                         70          2,759
                                                       ---------   -------------
--------------------------------------------------------------------------------
LIABILITIES (-0.5%)
Payable For:
Dividends Declared                                        (2,116)
Investment Advisory Fees                                    (715)
Investments Purchased                                       (564)
Custodian Fees                                              (283)
Professional Fees                                           (174)
Administrative Fees                                         (146)
Directors' Fees and Expenses                                (145)
Shareholder Reporting Expenses                              (116)
Other Liabilities                                           (125)        (4,384)
                                                       ---------   -------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
Applicable to 60,804,774, issued and
outstanding U.S.$ 0.01 par value shares
(100,000 shares authorized)                                        U.S.$896,329
                                                                   =============
--------------------------------------------------------------------------------
NET ASSET VALUE                                                    U.S.$  14.74
                                                                   =============
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                      AMOUNT
                                                                      (000)
--------------------------------------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Common Stock                                                       U.S.$    608
Capital Surplus                                                         837,873
Distributions in Excess of Net Investment Income                         (3,555)
Accumulated Net Realized Loss                                          (141,896)
Unrealized Appreciation on Investments and
Foreign Currency Translations                                           203,299
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   U.S.$896,329
                                                                   =============
--------------------------------------------------------------------------------
(a) -- Non-income producing.
(b) -- 144A Security -- certain conditions for public sale may exist.
(c) -- Security valued at fair value -- see note A-1 to financial statements.
(d) -- The fund is advised by an affiliate.
@   -- Value is less than U.S.$500.
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.
--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
Under the terms of foreign currency exchange contracts open at June 30, 2000, the Fund is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

CURRENCY                                      IN                        NET
   TO                                      EXCHANGE                 UNREALIZED
 DELIVER        VALUE      SETTLEMENT         FOR        VALUE         LOSS
  (000)         (000)         DATE           (000)       (000)         (000)
--------------------------------------------------------------------------------
THB   629     U.S.$  16     07/03/00       U.S.$  16   U.S.$  16    U.S.$  --
    2,918            74     07/05/00              74          74           --
              ---------                                ---------    ---------
              U.S.$  90                                U.S.$  90    U.S.$  --
              =========                                =========    =========
--------------------------------------------------------------------------------
JUNE 30, 2000 EXCHANGE RATES:
--------------------------------------------------------------------------------
INR       Indian Rupee                                      44.650 = U.S.$1.00
JPY       Japanese Yen                                     106.145 = U.S.$1.00
KRW       South Korean Won                               1,115.025 = U.S.$1.00
MYR       Malaysian Ringgit                                  3.800 = U.S.$1.00
SGD       Singapore Dollar                                   1.728 = U.S.$1.00
TWD       Taiwan Dollar                                     30.725 = U.S.$1.00
THB       Thai Baht                                         39.175 = U.S.$1.00
--------------------------------------------------------------------------------

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- JUNE 30, 2000

                                                                      PERCENT
                                                        VALUE         OF NET
INDUSTRY                                                (000)         ASSETS
--------------------------------------------------------------------------------
Airlines                                            U.S.$  9,904            1.1%
Auto Components                                            4,784            0.5
Automobiles                                               23,597            2.6
Banks                                                     49,239            5.5
Beverages                                                  4,533            0.5
Broadcasting & Cable TV                                      278            0.0
Building Products                                          2,081            0.2
Chemicals                                                 30,803            3.4
Commercial Services & Supplies                            13,053            1.5
Communications Equipment                                   3,071            0.3
Computers & Peripherals                                   78,415            8.7
Construction & Engineering                                 6,489            0.7
Construction Materials                                     2,066            0.2
Distributors                                               2,409            0.3
Diversified Financials                                    41,196            4.6
Diversified Telecommunication Services                    42,065            4.7
Electric Utilities                                         9,570            1.1
Electrical Equipment                                      13,048            1.5
Electronic Equipment & Instruments                        68,426            7.6
Food & Drug Retailing                                      6,772            0.8
Food Products                                              7,006            0.8
Gas Utilities                                              3,177            0.4
Health Care Providers & Services                             994            0.1
Hotels Restaurants & Leisure                               3,042            0.3
Household Durables                                        55,279            6.2
Industrial Conglomerates                                   4,188            0.5
Internet & Catalog Retail                                  1,165            0.1
Internet Software & Services                               2,466            0.3
IT Consulting & Services                                  19,825            2.2
Leisure Equipment & Products                              33,079            3.7
Machinery                                                 56,268            6.3
Marine                                                     5,112            0.6
Media                                                     26,466            2.9
Metals & Mining                                           19,099            2.1
Mutual Funds                                               5,161            0.6
Office Electronics                                        27,193            3.0
Pharmaceuticals                                           32,137            3.6
Real Estate                                               25,189            2.8
Road & Rail                                                1,348            0.1
Semiconductor Equipment & Products                        90,183           10.1
Software                                                   3,018            0.3
Textiles & Apparel                                         8,062            0.9
Tobacco                                                    2,306            0.3
Wireless Telecommunication Services                       36,587            4.1
Other                                                     17,805            2.0
                                                    ------------   ------------
                                                    U.S.$897,954          100.1%
                                                    ============   ============
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                                                     SIX MONTHS ENDED
                                                                                                       JUNE 30, 2000
                                                                                                        (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                    (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends ......................................................................................     U.S.$        6,175
Interest .......................................................................................                    361
Less: Foreign Taxes Withheld ...................................................................                   (548)
--------------------------------------------------------------------------------------------------------------------------
Total Income ...................................................................................                  5,988
--------------------------------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees .......................................................................                  4,488
Administrative Fees ............................................................................                    446
Custodian Fees .................................................................................                    310
Shareholder Reporting Expenses .................................................................                     98
Professional Fees ..............................................................................                     93
Country Tax Expense ............................................................................                     46
Transfer Agent Fees ............................................................................                     41
Directors' Fees and Expenses ...................................................................                     34
Other Expenses .................................................................................                     79
--------------------------------------------------------------------------------------------------------------------------
Total Expenses .................................................................................                  5,635
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income ..........................................................................                    353
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
Investment Securities Sold .....................................................................                 28,502
Foreign Currency Transactions ..................................................................                    (25)
--------------------------------------------------------------------------------------------------------------------------
Net Realized Gain ..............................................................................                 28,477
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
Depreciation on Investments ....................................................................                (65,239)
Appreciation on Foreign Currency Translations ..................................................                    336
--------------------------------------------------------------------------------------------------------------------------
Change in Unrealized Appreciation/Depreciation .................................................                (64,903)
--------------------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation .....................                (36,426)
--------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................................     U.S.$      (36,073)
==========================================================================================================================

                                                                                SIX MONTHS ENDED
                                                                                  JUNE 30, 2000        YEAR ENDED
                                                                                   (UNAUDITED)      DECEMBER 31, 1999
STATEMENT OF CHANGES IN NET ASSETS                                                    (000)               (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net Investment Income ......................................................    U.S.$         353    U.S.$          735
Net Realized Gain ..........................................................               28,477                86,741
Change in Unrealized Appreciation/Depreciation .............................              (64,903)              319,045
--------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations ............              (36,073)              406,521
--------------------------------------------------------------------------------------------------------------------------
Distributions:
Net Investment Income ......................................................               (2,116)                 (593)
In Excess of Net Investment Income .........................................                   --                (1,791)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions ........................................................               (2,116)               (2,384)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Repurchase of Shares (1,429,200 and 5,040,600 shares, respectively) ........              (15,023)              (41,752)
--------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) ..................................................              (53,212)              362,385
Net Assets:
Beginning of Period ........................................................              949,541               587,156
--------------------------------------------------------------------------------------------------------------------------
End of Period (including distributions in excess of net investment
income of U.S. ($3,555) and U.S.($1,792), respectively) ....................    U.S.$     896,329    U.S.$      949,541
--------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                      SIX MONTHS
AND RATIOS:                                    ENDED                            YEARS ENDED DECEMBER 31,
                                           JUNE 30, 2000  --------------------------------------------------------------------------
                                            (UNAUDITED)      1999          1998          1997           1996            1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..... U.S.$  15.26   U.S.$   8.73  U.S.$   8.77  U.S.$  11.95  U.S.$  14.34   U.S.$  13.20
------------------------------------------------------------------------------------------------------------------------------------
Offering Costs ...........................           --             --            --            --         (0.01)            --
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income ....................         0.01           0.01          0.06          0.03          0.02           0.05
Net Realized and Unrealized Gain (Loss)
on Investments ...........................        (0.59)          6.44         (0.17)        (3.19)        (0.33)          1.16
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations .........        (0.58)          6.45         (0.11)        (3.16)        (0.31)          1.21
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Net Investment Income ....................        (0.03)         (0.01)           --         (0.02)        (0.60)         (0.05)
In Excess of Net Investment Income .......           --          (0.03)        (0.01)           --         (0.01)         (0.00)#
In Excess of Net Realized Gain ...........           --             --            --            --            --          (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions ......................        (0.03)         (0.04)        (0.01)        (0.02)        (0.61)         (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Shares
Issued through Rights Offering ...........           --             --            --            --         (1.46)            --
Anti-Dilutive Effect of Shares
Repurchased ..............................         0.09           0.12          0.08            --            --             --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........... U.S.$  14.74   U.S.$  15.26  U.S.$   8.73  U.S.$   8.77  U.S.$  11.95    U.S.$ 14.34
====================================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD .... U.S.$  10.19   U.S.$  11.81  U.S.$   7.00  U.S.$   7.44  U.S.$   9.75    U.S.$ 13.33
====================================================================================================================================
TOTAL INVESTMENT RETURN:
Market Value .............................       (13.46)%        69.32%        (5.77)%      (23.46)%      (14.72)%         9.38%
Net Asset Value (1) ......................        (3.09)%        75.39%        (0.34)%      (26.36)%       (2.87)%         9.24%
====================================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) .... U.S.$896,329   U.S.$949,541  U.S.$587,156  U.S.$628,173  U.S.$856,397   U.S.$769,414
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets ..         1.25%*         1.29%         1.42%         1.34%         1.39%          1.36%
Ratio of Net Investment Income to Average
Net Assets ...............................         0.08%*         0.10%         0.80%         0.25%         0.16%          0.36%
Portfolio Turnover Rate ..................           21%            65%           42%           66%           28%            21%
------------------------------------------------------------------------------------------------------------------------------------

*   Annualized.
#   Amount is less than U.S.$0.01.
+ This return does not include the effect of the rights issued in connection with the Rights Offering.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)
---------

     The Morgan Stanley Dean Witter Asia-Pacific Fund, Inc. (the "Fund") was incorporated in Maryland on February 28, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities that are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under the procedures approved by the Board of Directors, although the actual calculations may be done by others.

     Events affecting the values of certain Fund securities that occur between the close of regular trading on the principal market for such securities (foreign ex changes and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or re-patriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities and foreign currency contracts at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objective. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the six month period ended June 30, 2000, the Fund's investments in the derivative instruments described above only included foreign currency exchange contracts.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and is reflected as share application money on the Statement of Net Assets, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. During the six month period ended June 30, 2000, the Fund made purchases and sales totaling $188,844,000 and $193,575,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2000, the U.S. Federal income tax cost basis of securities was $692,674,000 and, accordingly, net unrealized appreciation was $203,286,000 of which $259,743,000 related to appreciated securities and $56,457,000 related to depreciated securities. At December 31, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $169,662,000 available to offset future capital gains of which $24,788,000 will expire on December 31, 2005 and $144,874,000 will expire on December 31, 2006. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

F. For the six month period ended June 30, 2000, the Fund incurred $45,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

G. A significant portion of the Fund's net assets consist of securities of issuers located in Asia which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Asian securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Asian securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Director's Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At June 30, 2000, the deferred fees payable, under the Plan, totaled $145,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. On January 23, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the six month period ended June 30, 2000, the Fund repurchased 1,429,200 shares or 2.30% of its Common Stock at an average price per share of $10.46, excluding $71,000 in commissions paid, and an average discount of 27.78% from net asset value per share. For the year ended December 31, 1999, the Fund repurchased 5,040,600 shares or 7.49% of it's Common Stock at an average price per share of $8.23, excluding $252,000 in commissions paid, and an average discount of 15.81% from net asset value per share. Since the inception of the program, the Fund has repurchased 10,849,734 shares or 15.14% of its Common Stock at an average price per share of $7.85, excluding $506,000 in commissions paid, and an average discount of 17.83% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

J. During June 2000, the Board of Directors declared a distribution of $0.0348 per share, derived from net investment income, payable on July 11, 2000, to shareholders of record on June 30, 2000.

                        K. Supplemental Proxy Information

The Annual Meeting of the Stockholders of the Fund was held on June 15, 2000. The following is a summary of the proposal presented and the total number of shares voted:

                                                                       VOTES IN          VOTES         VOTES
PROPOSAL:                                                              FAVOR OF         AGAINST      ABSTAINED
---------                                                             ----------       ---------    -----------
1.  To elect the following Directors:  Andrew McNally IV... .........  47,523,839      3,402,754          --
                                       Frederick O. Robertshaw.......  47,523,738      3,402,855          --
                                       Harold J. Schaaff, Jr.........  47,524,569      3,402,024          --
                                       Fergus Reid...................  47,523,839      3,402,754          --
                                       Graham E. Jones...............  47,524,569      3,402,024          --
                                       John D. Barrett II............  47,524,569      3,402,024          --
                                       Samuel T. Reeves..............  47,459,869      3,466,724          --
                                       Gerard E. Jones...............  47,524,569      3,402,024          --

The Annual Meeting of the Stockholders of the Fund was reconvened on August 1, 2000. The following is a summary of the proposal presented and the total number of shares voted:

                                                                       VOTES IN          VOTES         VOTES
PROPOSAL:                                                              FAVOR OF         AGAINST      ABSTAINED
---------                                                             ----------       ---------    -----------
2.  To ratify the selection of Ernst & Young LLP as independent
    accountants of the Fund ......................................... 48,953,330       2,993,705        56,325

--------------------------------------------------------------------------------
CHANGE IN INDEPENDENT ACCOUNTANTS:

ON JULY 5, 2000, PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS, IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP, WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH THE APPROVAL OF ITS BOARD OF DIRECTORS, AUDIT COMMITTEE AND SHAREHOLDERS, ENGAGED ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS AS OF AUGUST 1, 2000.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                   Morgan Stanley Dean Witter Asia-Pacific Fund, Inc. American Stock Transfer & Trust Company
                   Dividend Reinvestment and Cash Purchase Plan
                   40 Wall Street
                   New York, NY 10005
                   1-800-278-4353